                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Complete Wellness Centers
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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
                          COMPLETE WELLNESS CENTERS
                         725 INDEPENDENCE AVE., S.E.
                           WASHINGTON, D.C.  20003

                                ------------
                                 NOTICE  OF
                       ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD JUNE 10, 1997

                                ------------

TO THE HOLDERS OF SHARES OF COMMON STOCK:

         The Annual Meeting of Stockholders of Complete Wellness Centers (the "Company") will be held at the ANA Hotel, 2401 M Street, N.W., Washington, D.C. 20036, on Tuesday, June 10, 1997, at 10:00 A.M. local time (the "Meeting"), for the following purposes:

         1.      To elect the Directors of the Company;

         2. To ratify the selection of Ernst & Young LLP as independent accountants for the Company for the 1997 fiscal year;

         3. To approve an amendment of the Company's 1996 Stock Option Plan to increase the number of shares of purchase the Company's Common Stock available for grant thereunder; and

         4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

         Stockholders of record at the close of business on May 1, 1997, are entitled to vote at the Meeting. Stockholders are urged, whether or not they expect to attend the Meeting in person, to complete and return promptly the enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States. If you attend, your having sent in your proxy will not restrict your right to vote in person.

         We cordially invite you to attend and participate in the Annual Meeting in person.

                                  By Order of the Board of Directors,
Dated: May 12, 1997
                                  C. Thomas McMillen
                                  Chairman of the Board of Directors and Chief
                                  Executive Officer

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                        COMPLETE WELLNESS CENTERS, INC.
                          725 Independence Ave., S.E.
                            Washington, D.C.  20003



                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON JUNE 10, 1997


         This Proxy Statement is being furnished to the holders of common stock, $.0001665 par value ("Common Stock"), of Complete Wellness Centers, Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, June 10, 1997, at 10:00 a.m., local time, at the ANA Hotel, 2401 M Street, N.W., Washington, D.C. 20037 and at any adjournments and postponements thereof (the "Meeting"). At the Meeting, stockholders will be asked to consider and vote upon the following matters, all of which are more fully discussed below:

         1. to elect a Board of Directors who shall hold office until the next Annual Meeting or until their successors are duly elected and shall have qualified ("Proposal One");

         2. to ratify the selection of Ernst & Young LLP as independent accountants for the fiscal year ending December 31, 1997 ("Proposal Two");

         3. to consider and vote upon a proposal to approve an amendment to the Company's 1996 Stock Option Plan to increase the number of shares of the Company's Common Stock that may be issued under the Option Plan by an additional amount of 200,000 shares of the Company's Common Stock ("Proposal Three"); and

         4. to transact such other business as may properly come before the Meeting or any adjournments thereof.

         Any proxy in the enclosed form that is properly executed and returned to the Company (a "Proxy") will be voted at the Meeting in accordance with any specifications thereon or, if no specification is made with respect to one or more of the proposals set forth in the Proxy, will be voted for approval of those proposals. Any holder of Common Stock may revoke a Proxy by: (i) attending the Meeting and giving oral notice of the holder's intention to vote in person, without compliance with any other formalities; or (ii) delivering either an instrument revoking the Proxy or a duly executed proxy bearing a later date to the Secretary of the Company prior to the commencement of the Meeting.

         A Proxy may confer discretionary authority to vote with respect to any matter which management does not know, a reasonable time before the date hereof, is to be presented at the Meeting. Management does not know of any such matter that may come before the Meeting and that would be required to be set forth in this Proxy Statement or the accompanying form of Proxy. If any other matter is properly presented for action at the Meeting, it is intended that the persons named in the accompanying form of Proxy and acting thereunder will vote in accordance with their best judgment on such matter.

         The Company has fixed the close of business on May 1, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting (the "Record Date"). This Proxy Statement and the accompanying notice and form of Proxy are first being mailed on or about May 12, 1997, to holders of record of Common Stock on the Record Date.


                      VOTING SECURITIES AND VOTES REQUIRED

         On the Record Date, the Company had outstanding 1,860,767 shares of Common Stock. Only stockholders of record on the Record Date are entitled to vote at the Annual Meeting. Each holder of Common Stock is entitled to one vote per share on matters as to which such class of stock is entitled to vote. The holders of a majority of the outstanding shares of Common Stock, present in person or represented by proxy, will constitute a quorum for the meeting. If a quorum is present, the vote of a majority of the shares of Common Stock present is required for approval of each of Proposal One, Proposal Two and Proposal Three.

         Abstentions are treated as present and entitled to vote and therefore have the effect of a vote against a matter. A broker "non-vote" on a matter is considered not entitled to vote on the matter and thus is not counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved.


                                 PROPOSAL ONE:

                             ELECTION OF DIRECTORS

                                    NOMINEES

         Seven directors are to be elected to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. Unless otherwise directed, the proxy holders will vote the proxies received by them for the seven nominees named below. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board to fill any such vacancy.

         The names of the nominees and certain information about them is set forth below.

         Name of Nominee                   Age                      Position
         ---------------                   ---                      --------
C. Thomas McMillen (2)                     44               Chairman of the Board, Chief
                                                            Executive Officer and Director
E. Eugene Sharer (2)                       63               President, Chief Operating
                                                            Officer, Chief Financial
                                                            Officer, Treasurer and Director
Robert J. Mrazek(1) (3)                    51               Director
James T. McMillen, M.D.(1)                 51               Director
Robert S. Libauer(1) (2) (3)               77               Director
Eric S. Kaplan, D.C. (2)                   44               Senior Director of Operations
                                                            and Development, Nominee for Director
Jason Elkin                                49               Nominee for Director

-------------
(1)      Member of the Audit Committee.
(2)      Member of the Acquisition and Affiliation Committee.
(3)      Member of the Compensation Committee.

         C. Thomas McMillen, the Company's founder, has been the Chairman of the Board of Directors and Chief Executive Officer since its formation in November 1994. He was also the President of the Company until April 1996. In 1993, Mr. McMillen formed McMillen and Company, Inc., a health care consulting firm, and subsequently from November 1993 through March 1994, assumed the role of Chief Administrative Officer of Clinicorp, Inc., a publicly-traded physician practice management company. Mr. McMillen was also a director of Clinicorp, Inc. from January 1993 through December 1994. Clinicorp, Inc. filed for Chapter 11 bankruptcy protection in June 1996. From 1987 to 1993, Mr. McMillen served three consecutive terms in the U.S. House of Representatives from the 4th Congressional District of Maryland. He was named by President Clinton to Co-Chair the President's Council on Physical Fitness and Sports in 1993. Mr. McMillen was a collegiate all-American basketball player at the University of Maryland and a member of the 1972 United States Olympic Basketball Team. He completed his education at Oxford University on a Rhodes Scholarship and played professional basketball for 11 years in the National Basketball Association, before becoming a Member of Congress. Mr. McMillen is currently a member of the Board of Directors of Kellstrom Industries, Inc., Commodore Applied Technologies, Inc., CHG Inc., a subsidiary of Chemring Group, PLC, UC Television Network Corp. and Orion Acquisition Corp. I (of which he is secretary and treasurer). Mr. McMillen was also a director of Integrated Communication Network, Inc. ("ICNI") until his resignation in December 1996.
In July and September 1996, two class action lawsuits were filed against ICNI and all of its directors and officers alleging that the prospectus for ICNI's initial public offering in June 1995 did not adequately disclose certain risks associated with an investment in its securities. Mr. McMillen became a director of ICNI upon the effectiveness of the registration statement of which such prospectus formed a part. Mr. McMillen is the brother of

James J. McMillen, a director of the Company.

         E. Eugene Sharer has been President, Chief Operating Officer and a director of the Company since April 1996, and Chief Financial Officer and Treasurer since February, 1997. Form 1990 to 1995 he was President and Chief Operating Officer of R.O.W. Sciences, Inc., a health research company. In August 1995, Mr. Sharer formed Sharer Associates, a managment consulting company. From 1989 to 1990 he was Executive Vice President, Chief Operating Officer and Director of Iverson Technology Corporation and from 1985 through 1988, he was President and Director of Calculon Corporation and a Vice President of Atlantic Research Corporation, the parent company of Calculon. Between 1980 and 1985, Mr. Sharer was Vice President of the Systems Group at Computer Sciences Corporation. He currently serves as a director and member of the Executive Committee, Secretary, chair of the Membership Committee and chair of the Nominating Committee of the Suburban Maryland High Technology Council. He also serves on the Industrial and Professional Advisory Committee of the Department of Computer Science and Engineering, College of Engineering at the Pennsylvania State University.

         Robert S. Libauer has been a director of the Company since June 1995. Since 1971, he has been the managing partner of Libauer and Company, a financial consulting firm.

         James J. McMillen, M.D., has been a director of the Company since November 1994. From 1977 to the present, Dr. McMillen has been in private medical practice in St. Joseph, Missouri. He is board certified in internal medicine. Dr. McMillen is the brother of C. Thomas McMillen.

         Robert J. Mrazek has been a director of the Company since January 1995. Since 1993, Mr. Mrazek has been a legislative affairs consultant. From 1983 to January 1993, he served five consecutive terms in the U.S. House of Representatives for the 3rd Congressional District of New York.

         Eric S. Kaplan, D.C., has been Senior Vice President of Operations and Development since April 1997. From August 1996 to April 1997, Dr. Kaplan was Senior Director of Operations and Development of the Company. From June 1993 to August 1996, Dr. Kaplan was president of two subsidiaries of Clinicorp, Inc., Medical Diagnostic Imaging of America and Clinicare Wellness Centers. Clinicorp, Inc. filed for Chapter 11 bankruptcy protection in June 1996. From 1978 to June 1993, he was the founder and owner of six chiropractic, weight loss, and medical clinics in south Florida.

         Jason Elkin, is currently the Chief Executive Officer of New Vision Acquisition Co., which seeks to acquire niche media in broadcasting. Prior to that, Mr. Elkin was Chairman of the Board and Chief Executive Officer of New Vision Television from August 1996 to March 1997 and Chief Executive Officer of U.S. Broadcast Group until May 1, 1997. Until its sale in 1995, Mr. Elkin was Chairman of the Board and Chief Executive Officer of a broadcast group consisting of three CBS affiliates, two NBC affiliates, three ABC affiliates and one Fox affiliate located in midsize markets throughout the United States. Prior to that time, Mr. Elkin was a television broadcast manager of Clear Channel Television from 1989 through April 1993 at television stations located throughout the southwestern United States.

                               EXECUTIVE OFFICERS

         The names of the Company's executive officers who are not nominated for election as members of the Board of Directors, and certain information about them is set forth below.


         Name                                       Age                       Position
         ----                                       ---                       --------
Danielle F. Milano, M.D.                           41               Vice President - Medical Affairs
                                                                    and Secretary

         Danielle F. Milano, M.D., has been Vice President - Medical Affairs since January 1996 and Secretary since February 1997. From October 1994 to December 1995, she was Medical Director of Rivington House Health Care Facility in New York, New York. Form October 1990 to October 1994, Dr. Milano was attending physician at New York University School of Medicine and Director of the AIDS Clinic at Bellevue Hospital in New York, New York. She is a graduate of New York University School of Medicine, completed her residency at Lenox Hill Hospital and is board certified in internal medicine.

Committees and Meetings of Board of Directors

         The Board of Directors met 1 time and acted 6 times by written consent during fiscal 1996. No Director attended fewer than 100% of the total meetings of the Board of Directors and committees on which such Board member served.

         The Board of Directors currently has three committees that were in existence during fiscal 1996. The Audit Committee reviews the internal accounting policies of the Company and consults with, and reviews the services provided by, the Company's independent accountants. The Audit Committee did not meet during fiscal 1996.

         The Audit Committee is comprised of Robert J. Mrazek, James T. McMillen, M.D. and Robert S. Libauer.

         The Compensation Committee reviews the performance of the officers of the Company and makes recommendations to the Board on executive compensation, bonuses and employment plan benefits. The Compensation Committee is comprised of Robert J. Mrazek and Robert S. Libauer.

         The Acquisition and Affiliation Committee reviews and approves the affiliations or strategic alliances with chiropractors and their existing chiropractic practices, corporations, governmental entities, or other entities as well as acquisitions of other businesses. The members of the Acquisition and Affiliation Committee are C. Thomas McMillen, E. Eugene Sharer, Robert S. Libauer and Eric S. Kaplan.

Employment and Termination Arrangements

         The Company has entered into certain employment and termination agreements with the following Executive Officers:

         C. Thomas McMillen entered into an employment agreement with the Company in July 1996. Under the terms of this agreement, Mr. McMillen will serve as Chairman of the Board and Chief Executive Officer for a term expiring in March 1999 for an annual base salary of $150,000, effective February 24, 1997. The agreement provides for certain benefits, including the use of a company automobile and participation in all executive benefit plans. The agreement also provides, among other things, that, if his employment is terminated without cause (as defined in the agreement) the Company will pay to him an amount equal to one year's based salary, payable over a one year period.

         E. Eugene Sharer entered into an employment agreement with the Company in March 1996. Under the terms of this agreement, Mr. Sharer will serve as the President and Chief Operating Officer for a term expiring in March 1999 for an annual base salary of $150,000, effective February 24, 1997. The agreement provides for certain benefits, including an automobile allowance of $1,000 per month and participation in all executive benefit plans. Mr. Sharer was granted options to purchase 116,667 shares of the Company's Common Stock at an exercise price of $0.03 per share. On the date of such grant, 16,667 of those options were exercisable, of which 10,000 were exercised. One-third of the remaining options vested on April 1, 1997, and the remainder will vest in equal installments on April 1, 1998 and March 31, 1999. The agreement also provides, among other things, that, if his employment is terminated without cause (as defined in the agreement) the Company will pay to him an amount equal to one year's base salary, payable over a one year period.

         Danielle F. Milano, M.D., entered into an employment agreement with the Company in January 1996. Under the terms of this agreement, Dr. Milano will serve as Vice President - Medical Affairs, for a term expiring on December 31, 1998. The employment agreement provides for an annual base salary of $120,000, effective February 24, 1997. The agreement provides for certain benefits, including a bonus of $1,000 for each Medcorp formed as a professional corporation of which Dr. Milano is a shareholder, to be paid by such Medcorp, an automobile allowance of $500 per month and participation in all executive benefit plans. Dr. Milano was granted options to purchase 46,667 shares of the Company's Common Stock at an exercise price of $0.03 per share. The options have vested as to 16,667 shares and will vest as to 15,000 shares on October 1, 1997, and as to 15,000 shares on September 30, 1998. Any additional compensation Dr. Milano receives for services rendered to the Company will be offset against her base salary. The agreement also provides, among other things, that, if her employment is terminated without cause (as defined in the agreement) the Company will pay to her an amount equal to six months base salary, payable over a one year period.

         Eric S. Kaplan, D.C., entered into an employment agreement with the Company in August 1996. As of April 1997, under the terms of his employment agreement, Dr. Kaplan will serve as Senior Vice President of Operations and Development, for a term expiring on August 25, 1999. The employment agreement provides for an annual base salary of $120,000, effective February 24, 1997. The agreement provides for certain benefits, including an automobile allowance of $500 per month and participation in all executive benefit plans. Dr. Kaplan was granted options to purchase 46,667 shares of the Company's Common Stock at an exercise price of $0.20 per share. The options have vested as to 13,333 shares and will vest as to 16,666 shares on August 26, 1997, and as to 16,667 shares on August 26, 1998. The agreement also provides, among other things, that, if his employment is terminated without cause (as defined in the agreement) the Company will pay to him an amount equal to six months base salary, payable over a six month period.

         Each of the employment agreements with Messrs. McMillen and Sharer and with Dr. Milano and Dr. Kaplan requires the full-time services of such employees. Mr. McMillen's employment agreement requires that he devote a minimum of 40 hours per week of his responsibilities as Chairman and Chief Executive Officer. The agreements also contain covenants restricting the employee from engaging in activities competitive with the business of the Company during the term of such agreement and for a period of one year thereafter, and prohibiting the employee from disclosing confidential information regarding the Company.


                REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS

Directors' Compensation

         The Company does not currently compensate, and does not anticipate compensating its directors for their services as directors, except that each of the Company's non-employee directors ("Outside Directors"), will receive a director's fee of $500 per meeting for attendance at Board of Directors or Committee meetings, and 7,500 options to purchase the Company's Common Stock, exercisable over a period of five years at a price to be determined by the Compensation Committee on the date of grant, which shall not be less than the fair market value of the Company's publicly traded Common Stock on the date of issuance. The options to be issued to the Outside Directors shall be issued upon election to the Board of Directors by the Shareholders and vest 50% after one year of service and 50% after two years of service, effective for all years
after December 31, 1996.   In addition, each of the Company's directors
receives reimbursement of all ordinary and necessary expenses incurred in attending any meeting or any committee meeting of the Board of Directors. Currently, all directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. The Company's executive officers are appointed annually and serve at the direction of the Board of Directors, subject to the terms of existing employment agreements.

Executive Compensation

         The following table sets forth certain information with respect to the compensation paid to the Company's Chief Executive Officer for services in all capacities to the Company during the Company's last fiscal year.




                           SUMMARY COMPENSATION TABLE


                                                                                       Fiscal Annual
Name and Principal Postition                                Year                              Salary
----------------------------                                ----                              ------
C. Thomas McMillen
Chief Executive Officer                                     1996                               *

* Mr. McMillen did not receive any cash compensation for the fiscal years 1995 or 1996, nor were any options granted to him. For fiscal year 1996, compensation in the amount of $22,500 was accrued. In addition, the Company advanced him without interest approximately $37,000 in 1996, which he paid upon consummation of the Initial Public Offering. No other executive officer received compensation in excess of $100,000 during the Company's last fiscal year.

         No stock options were granted by the Company to the Chief Executive Officer during fiscal 1996.


1997 Stock Option Grants to Executive Officers

         The following stock option grants were made to executive officers on April 6, 1997:

                                                   Number of                         Exercise
         Officer                                    Options                           Price
         -------                                    -------                           -----
         C. Thomas McMillen                        50,000                            $3.375
         E. Eugene Sharer                          15,000                            $3.375
         Eric Kaplan, D.C.                         50,000                            $3.375
         Danielle F. Milano, M.D.                   6,000                            $3.375

             SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERSHIP AND
                                   MANAGEMENT

         Common Stock

         The following table sets forth certain information with respect to the beneficial ownership of Common Stock, as of May 1, 1997, by (i) each person known by the Company to own beneficially more than five percent of the Common Stock, (ii) each director or nominee for director of the Company, (iii) each executive officer and (iv) all directors and executive officers of the Company as a group.




                                                            Amount and
Name and Address of Beneficial Owner                        Nature of Ownership               Percent of Class
------------------------------------                        -------------------               ----------------
C. Thomas McMillen (1)                                      394,500                           21.5%
725 Independence Avenue, S.E.
Washington, D.C. 20003

Robert S. Libauer(2)                                        79,199                            4.2%
3701 Old Court Road, Unit 9
Baltimore, MD 21208

Danielle F. Milano, M.D.(3)                                 22,667                            1.2%
725 Indepedence Avenue, S.E.
Washington, D.C. 20003

Robert J. Mrazek(4)                                         16,500                            *
301 Constitution Ave., N.E.
Washington, D.C.  20003

E. Eugene Sharer(5)                                         16,667                            *
725 Independence Avenue, S.E.
Washington, D.C.  20003

James J. McMillen, M.D.(4)                                   6,000                            *
4004 Miller Road
St. Joseph, MO 64505

Reach Laboratories, Inc.(6)                                 110,000                           5.9%
1000 NBC Center

Lincoln, NE 68508

R. Michael Floyd                                            72,866                            3.9%
5817 Ogden Court
Bethesda, MD 20816

Eric S. Kaplan, D.C. (7)                                    13,333                            *
4727 Marlwood Lane
North Palm Beach, FL 33418

All officers and                                            526,366                           27.7%
directors as a group
(seven persons)

----------------

* Percentage ownership is less than 1%.

(1) Includes 34,500 shares as to which Mr. McMillen has sole voting power until December 31, 2000, pursuant to irrevocable proxies from four other holders of Common Stock. See "Certain Transactions."

(2)      Includes 6,333 shares subject to warrants currently exercisable.

(3) Includes 16,667 shares subject to stock options currently exercisable. Excludes 3,333 shares subject to warrants that are currently exercisable and owned by Dr. Milano's father, as to which she disclaims beneficial interest.

(4) Mr. Mrazek and Dr. McMillen an irrevocable proxy to vote their respective shares until December 31, 2000. See "Certain
         Transactions."

(5) Includes 6,667 shares subject stock options currently exercisable. Does not include 33,333 shares subject to stock options that became exercisable on April 1, 1997.

(6) The beneficial owners of Reach Laboratories, Inc. are Richard R. Endacott and Janice G. Peterson.

(7)      Includes 13,333 shares subject to warrants currently exercisable.

Certain Relationships and Related Transactions

         The Company is a party to certain employment and termination arrangements with C.

Thomas McMillen, Chief Executive Officer, E. Eugene Sharer, President and Chief Operating Officer, Eric S. Kaplan, D.C., Senior Vice President of Operations and Development and Danielle F. Milano, M.D., Vice President - Medical Affairs. See "Compensation Plans and Arrangements -- Employment and Termination Arrangements" at page 6.




                                 PROPOSAL TWO:


                    RATIFICATION OF INDEPENDENT ACCOUNTANTS

         The Board of Directors voted as of May 4, 1997, to appoint Ernst & Young LLP as independent accountants for the Company for fiscal 1997. Ernst & Young LLP has served as independent accountants for the Company since June 1996. This appointment is being submitted to the holders of Common Stock for ratification. Although the submission of this matter to stockholders is not required by law, if the appointment is not ratified by the holders of Common Stock the Board of Directors will reconsider its selection of independent accountants.

         A representative of Ernst & Young LLP is expected to be present at the Meeting. This representative will have the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions presented at the Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR FISCAL 1997.


                                PROPOSAL THREE:

                      AMENDMENT OF 1996 STOCK OPTION PLAN

         On May 4, 1997, the Board of Directors approved amendments to the 1996 Stock Option Plan to increase the number of shares of Common Stock available for grant or options under the 1996 Stock Option Plan by 200,000.

                     DESCRIPTION OF 1996 STOCK OPTION PLAN

         The following is a summary of the principal features of the 1996 Stock Option Plan, assuming approval by the stockholders of the proposal to amend the Plan.

Operation of the 1996 Stock Option Plan

         The 1996 Stock Option Plan, which expires in September 2006, will be administered by the Compensation Committee of the Board of Directors. The selection of participants, allotment of shares, determination of price, and other conditions relating to the grant of options will be determined by the Compensation Committee in its sole discretion. Awards may be granted to officers, directors, employees, advisors and consultants to the Company. Non-employees who perform services for the Company may be considered employees of the Company for all purposes under the 1996 Stock Option Plan, other than for the grant of incentive stock options.

         Incentive stock options granted under the 1996 Stock Option Plan are exercisable for a period of up to 10 years from the date of grant at an exercise price which is not less than the fair market value of the Common Stock on the date of the grant, except that the term of an incentive stock option granted under the 1996 Stock Option Plan to a shareholder owning more than 10% of the outstanding Common Stock may not exceed five years and its exercise price may not be less than 110% of the fair market value of the Common Stock on the date of the grant. Options to purchase an aggregate of 24,000 shares, exercisable at the initial public offering price of $6.00 per share for a ten-year period were granted to the members of the Company's Advisory Board, comprised of Marc S. Micozzi, M.D., Ph.D., Richard A. Lippin, M.D. and James
M. Rippe, M.D.

         Plan Amendment

         The Board of Directors may suspend, terminate, modify or amend the 1996 Stock Option Plan; provided, however, that any amendment that would increase the aggregate number of Common Stock that may be issued, materially increase the benefits accruing to participants or materially modify the requirements as to eligibility for participation will be subject to shareholder approval.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL TO AMEND THE 1996 STOCK OPTION PLAN.


                                 OTHER MATTERS

         The Board of Directors does not intend to present to the Meeting any business other than the proposals listed herein, and the Board was not aware, as of the time of the mailing of this Proxy Statement to holders of Common Stock of any other business that may be properly presented for action at the Meeting. If any business should come before the Meeting, the persons named in the accompanying form of proxy will have discretionary authority to vote said proxy in accordance with their judgment.


                        COMPLIANCE WITH SECTION 16(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity security (collectively, "Section 16 reporting persons"), to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission.
Section 16 reporting persons are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1996, all
Section 16(a) filing requirements applicable to Section 16 reporting persons were satisfied.



                                  SOLICITATION

         The cost of soliciting proxies, including the cost of reimbursing brokerage houses and other custodians, nominees or fiduciaries for forwarding proxy statements to their principals, will be borne by the Company. Solicitation may be made in person or by telephone or telegraph by officers or regular employees of the Company, who will not receive additional compensation therefore.


                             STOCKHOLDER PROPOSALS

         The Company currently anticipates that the 1998 Annual Meeting of Stockholders of the Company will be held in June, 1998. In order to be included in the proxy materials for the 1998 Annual Meeting of Stockholders, stockholder proposals must be received at the Company's principal executive offices by no later than January 1, 1998.

                        COMPLETE WELLNESS CENTERS, INC.
PROXY                   ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 10, 1997

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned, a stockholder of Complete Wellness Centers, (the "Company") hereby revoking any proxy heretofore given, does hereby appoint Messrs. C. Thomas McMillen and E. Eugene Sharer, and each of them, proxies with full power of substitution, for and in the name of the undersigned to attend the Annual Meeting of Stockholders of the Company to be held at the ANA Hotel, 2401 M Street, N.W., Washington, D.C. 20036, at 10:00 A.M. on June 10, 1997,
and any adjournment thereof and there to vote upon all matters specified in the notice of said meeting, as set forth on the reverse hereof, and upon such other business as may properly and lawfully come before the meeting, all shares of stock of said Company which the undersigned would be entitled to vote if personally present at said meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED, IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ALL PROPOSALS.

NO. 1 __ ELECTION OF DIRECTORS    WITHHOLD all nominees __
         C. Thomas McMillen, E. Eugene Sharer, Robert J. Mrazek, James T. McMillen, M.D., Robert S. Libauer, Eric S. Kaplan, and Jason Elkin.

         (INSTRUCTION: To withhold authority to vote for any individual, strike that nominee's name above.)

------------------------------------------------------------

NO. 2    Appointment of Ernst & Young LLP as Independent Auditors for fiscal
         1997.

                 FOR       AGAINST       ABSTAIN
                     -----         -----         -----

NO. 3 Approval of Amendment to the 1996 Stock Option Plan to increase number of shares available for grant.

                 FOR       AGAINST       ABSTAIN
                     -----         -----         -----




                                        All as described in the Proxy
                                        Statement dated May__, 1997, receipt of
                                        which is hereby acknowledged.



                  , 1997
     -------------                              -------------------------------
          Date                                  Signature


                                        ----------------------------------
                                            Signature if held jointly

                                        PLEASE SIGN EXACTLY AS YOUR NAME
                                        APPEARS HEREON. If signing as attorney,
                                        executor, administrator, trustee, or
                                        guardian, indicate such capacity.
                                        All joint tenants must sign.  If a
                                        partnership, please sign in
                                        partnership name by authorized person.

         The Board of Directors requests that you fill in, date and sign the Proxy and return it in the enclosed envelope.